Exhibit 99.2

Three months and six months ended June 30, 2022

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Three months ended June 30, 2022

Production Volumes

	Successor		Predecessor	Non-GAAP Combined
	Three Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021
Natural gas (Mcf/day)
Utica	637,854	691,876	748,885	721,321
SCOOP	220,637	194,513	154,224	173,704
Other	(10)	127	29	76
Total	858,481	886,516	903,138	895,101
Oil and condensate (Bbl/day)
Utica	722	1,125	1,208	1,168
SCOOP	3,960	4,824	2,757	3,756
Other	(4)	71	24	47
Total	4,678	6,020	3,989	4,971
NGL (Bbl/day)
Utica	2,109	2,735	2,586	2,658
SCOOP	9,983	9,073	7,047	8,027
Other	2	4	2	2
Total	12,093	11,812	9,635	10,687
Combined (Mcfe/day)
Utica	654,840	715,042	771,649	744,279
SCOOP	304,293	277,897	213,043	244,401
Other	(27)	577	182	373
Total	959,106	993,516	984,874	989,053
Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area : Six months ended June 30, 2022

Production Volumes

	Successor		Predecessor	Non-GAAP Combined
	Six Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021
Natural gas (Mcf/day)
Utica	699,489	691,876	780,791	759,176
SCOOP	191,806	194,513	126,294	142,878
Other	11	127	63	78
Total	891,306	886,516	907,148	902,132
Oil and condensate (Bbl/day)
Utica	710	1,125	1,336	1,285
SCOOP	3,447	4,824	2,508	3,071
Other	1	71	35	44
Total	4,158	6,020	3,879	4,400
NGL (Bbl/day)
Utica	2,145	2,735	2,638	2,661
SCOOP	9,052	9,073	6,200	6,899
Other	1	4	3	3
Total	11,198	11,812	8,841	9,563
Combined (Mcfe/day)
Utica	716,621	715,042	804,633	782,854
SCOOP	266,798	277,897	178,545	202,697
Other	25	577	288	358
Total	983,444	993,516	983,466	985,909
Totals may not sum or recalculate due to rounding.

Production and Pricing : Three months ended June 30, 2022

The following table summarizes production and related pricing for the three months ended June 30, 2022, as compared to such data for the three months ended June 30, 2021:

	Successor		Predecessor	Non-GAAP Combined
	Three Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021
Natural gas sales
Natural gas production volumes (MMcf)	78,122	39,007	42,448	81,455
Natural gas production volumes (MMcf) per day	858	887	903	895
Total sales	$539,090	$111,718	$109,069	$220,787
Average price without the impact of derivatives ($/Mcf)	$6.90	$2.86	$2.57	$2.71
Impact from settled derivatives ($/Mcf)	$(3.70)	$(0.17)	$(0.08)	$(0.12)
Average price, including settled derivatives ($/Mcf)	$3.20	$2.69	$2.49	$2.59

Oil and condensate sales
Oil and condensate production volumes (MBbl)	426	265	187	452
Oil and condensate production volumes (MBbl) per day	5	6	4	5
Total sales	$45,009	$17,587	$10,867	$28,454
Average price without the impact of derivatives ($/Bbl)	$105.72	$66.37	$58.11	$62.95
Impact from settled derivatives ($/Bbl)	$(33.55)	$—	$—	$—
Average price, including settled derivatives ($/Bbl)	$72.17	$66.37	$58.11	$62.95

NGL sales
NGL production volumes (MBbl)	1,100	520	453	973
NGL production volumes (MBbl) per day	12	12	10	11
Total sales	$54,106	$16,077	$13,004	$29,081
Average price without the impact of derivatives ($/Bbl)	$49.17	$30.92	$28.71	$29.89
Impact from settled derivatives ($/Bbl)	$(4.73)	$—	$—	$—
Average price, including settled derivatives ($/Bbl)	$44.44	$30.92	$28.71	$29.89

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	87,279	43,715	46,289	90,004
Natural gas equivalents (MMcfe) per day	959	994	985	989
Total sales	$638,205	$145,382	$132,940	$278,322
Average price without the impact of derivatives ($/Mcfe)	$7.31	$3.33	$2.87	$3.09
Impact from settled derivatives ($/Mcfe)	$(3.53)	$(0.15)	$(0.08)	$(0.11)
Average price, including settled derivatives ($/Mcfe)	$3.78	$3.18	$2.79	$2.98

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.16	$0.09	$0.15	$0.12
Average taxes other than income ($/Mcfe)	$0.19	$0.12	$0.08	$0.10
Average transportation, gathering, processing and compression ($/Mcfe)	$1.01	$0.95	$1.19	$1.07
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.36	$1.16	$1.42	$1.29

Production and Pricing : Six months ended June 30, 2022

The following table summarizes production and related pricing for the six months ended June 30, 2022, as compared to such data for the six months ended June 30, 2021:

	Successor		Predecessor	Non-GAAP Combined
	Six Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021
Natural gas sales
Natural gas production volumes (MMcf)	161,326	39,007	124,279	163,286
Natural gas production volumes (MMcf) per day	891	887	907	902
Total sales	$944,302	$111,718	$344,390	$456,108
Average price without the impact of derivatives ($/Mcf)	$5.85	$2.86	$2.77	$2.79
Impact from settled derivatives ($/Mcf)	$(2.48)	$(0.17)	$(0.03)	$(0.06)
Average price, including settled derivatives ($/Mcf)	$3.37	$2.69	$2.74	$2.73

Oil and condensate sales
Oil and condensate production volumes (MBbl)	753	265	531	796
Oil and condensate production volumes (MBbl) per day	4	6	4	4
Total sales	$75,248	$17,587	$29,106	$46,693
Average price without the impact of derivatives ($/Bbl)	$99.99	$66.37	$54.81	$58.66
Impact from settled derivatives ($/Bbl)	$(29.80)	$—	$—	$—
Average price, including settled derivatives ($/Bbl)	$70.19	$66.37	$54.81	$58.66

NGL sales
NGL production volumes (MBbl)	2,027	520	1,211	1,731
NGL production volumes (MBbl) per day	11	12	9	10
Total sales	$99,390	$16,077	$36,780	$52,857
Average price without the impact of derivatives ($/Bbl)	$49.03	$30.92	$30.37	$30.54
Impact from settled derivatives ($/Bbl)	$(5.40)	$—	$—	$—
Average price, including settled derivatives ($/Bbl)	$43.63	$30.92	$30.37	$30.54

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	178,003	43,715	134,735	178,450
Natural gas equivalents (MMcfe) per day	983	994	983	986
Total sales	$1,118,940	$145,382	$410,276	$555,658
Average price without the impact of derivatives ($/Mcfe)	$6.29	$3.33	$3.05	$3.11
Impact from settled derivatives ($/Mcfe)	$(2.44)	$(0.15)	$(0.02)	$(0.06)
Average price, including settled derivatives ($/Mcfe)	$3.85	$3.18	$3.03	$3.05

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.09	$0.14	$0.13
Average taxes other than income ($/Mcfe)	$0.16	$0.12	$0.09	$0.10
Average transportation, gathering, processing and compression ($/Mcfe)	$0.97	$0.95	$1.20	$1.13
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.31	$1.16	$1.43	$1.36

Consolidated Statements of Income: Three months ended June 30, 2022

(In thousands, except per share data)

(Unaudited)

	Successor		Predecessor
	Three Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021
REVENUES:
Natural gas sales	$539,090	$111,718	$109,069
Oil and condensate sales	45,009	17,587	10,867
Natural gas liquid sales	54,106	16,077	13,004
Net loss on natural gas, oil and NGL derivatives	(172,871)	(139,658)	(107,261)
Total revenues	465,334	5,724	25,679
OPERATING EXPENSES:
Lease operating expenses	14,239	4,116	6,871
Taxes other than income	16,682	5,056	3,645
Transportation, gathering, processing and compression	87,752	41,376	55,219
Depreciation, depletion and amortization	62,602	32,362	21,617
Impairment of oil and natural gas properties	—	117,813	—
General and administrative expenses	8,271	6,518	6,418
Accretion expense	692	226	424
Total operating expenses	190,238	207,467	94,194
INCOME (LOSS) FROM OPERATIONS	275,096	(201,743)	(68,515)
OTHER EXPENSE (INCOME):
Interest expense	14,234	8,894	898
Reorganization items, net	—	—	(305,619)
Other, net	4,282	(1,051)	1,960
Total other expense (income)	18,516	7,843	(302,761)
INCOME (LOSS) BEFORE INCOME TAXES	256,580	(209,586)	234,246
Income tax benefit	—	—	(7,968)
NET INCOME (LOSS)	$256,580	$(209,586)	$242,214
Dividends on preferred stock	$(1,380)	$(1,031)	$—
Participating securities - preferred stock	$(39,590)	$—	$—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$215,610	$(210,617)	$242,214

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$10.42	$(10.36)	$1.51
Diluted	$10.34	$(10.36)	$1.51
Weighted average common shares outstanding—Basic	20,684	20,321	160,887
Weighted average common shares outstanding—Diluted	20,887	20,321	160,887

Consolidated Statements of Income: Six months ended June 30, 2022

	Successor		Predecessor
	Six Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021
REVENUES:
Natural gas sales	$944,302	$111,718	$344,390
Oil and condensate sales	75,248	17,587	29,106
Natural gas liquid sales	99,390	16,077	36,780
Net loss on natural gas, oil and NGL derivatives	(961,422)	(139,658)	(137,239)
Total revenues	157,518	5,724	273,037
OPERATING EXPENSES:
Lease operating expenses	31,883	4,116	19,524
Taxes other than income	29,150	5,056	12,349
Transportation, gathering, processing and compression	172,544	41,376	161,086
Depreciation, depletion and amortization	124,886	32,362	62,764
Impairment of oil and natural gas properties	—	117,813	—
Impairment of other property and equipment	—	—	14,568
General and administrative expenses	15,376	6,518	19,175
Accretion expense	1,384	226	1,229
Total operating expenses	375,223	207,467	290,695
LOSS FROM OPERATIONS	(217,705)	(201,743)	(17,658)
OTHER EXPENSE (INCOME):
Interest expense	28,218	8,894	4,159
Loss from equity method investments, net	—	—	342
Reorganization items, net	—	—	(266,898)
Other, net	(10,528)	(1,051)	1,713
Total other expense (income)	17,690	7,843	(260,684)
(LOSS) INCOME BEFORE INCOME TAXES	(235,395)	(209,586)	243,026
Income tax benefit	—	—	(7,968)
NET (LOSS) INCOME	$(235,395)	$(209,586)	$250,994
Dividends on preferred stock	$(2,828)	$(1,031)	$—
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(238,223)	$(210,617)	$250,994

NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(11.36)	$(10.36)	$1.56
Diluted	$(11.36)	$(10.36)	$1.56
Weighted average common shares outstanding—Basic	20,961	20,321	160,834
Weighted average common shares outstanding—Diluted	20,961	20,321	160,834

Consolidated Balance Sheets

(In thousands)

	Successor
	June 30, 2022	December 31, 2021
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$6,581	$3,260
Accounts receivable—oil and natural gas sales	316,897	232,854
Accounts receivable—joint interest and other	24,494	20,383
Prepaid expenses and other current assets	9,249	12,359
Short-term derivative instruments	24,487	4,695
Total current assets	381,708	273,551
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	2,145,712	1,917,833
Unproved properties	198,229	211,007
Other property and equipment	5,673	5,329
Total property and equipment	2,349,614	2,134,169
Less: accumulated depletion, depreciation and amortization	(403,065)	(278,341)
Total property and equipment, net	1,946,549	1,855,828
Other assets:
Long-term derivative instruments	26,394	18,664
Operating lease assets	225	322
Other assets	19,785	19,867
Total other assets	46,404	38,853
Total assets	$2,374,661	$2,168,232

Consolidated Balance Sheets

(In thousands, except share data)

	Successor
	June 30, 2022	December 31, 2021
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$453,088	$394,011
Short-term derivative instruments	674,404	240,735
Current portion of operating lease liabilities	164	182
Total current liabilities	1,127,656	634,928
Non-current liabilities:
Long-term derivative instruments	306,389	184,580
Asset retirement obligation	29,663	28,264
Non-current operating lease liabilities	60	140
Long-term debt, net of current maturities	673,048	712,946
Total non-current liabilities	1,009,160	925,930
Total liabilities	$2,136,816	$1,560,858
Commitments and contingencies (Note 7)
Mezzanine Equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 53.2 thousand issued and outstanding at June 30, 2022, and 57.9 thousand issued and outstanding at December 31, 2021	53,172	57,896
Stockholders’ Equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 20.1 million issued and outstanding at June 30, 2022, and 20.6 million issued and outstanding at December 31, 2021	2	2
Additional paid-in capital	542,700	692,521
Common stock held in reserve, 62 thousand shares at June 30, 2022, and 938 thousand shares at December 31, 2021	(1,996)	(30,216)
Accumulated deficit	(348,224)	(112,829)
Treasury stock, at cost - 94.3 thousand at June 30, 2022, and no shares at December 31, 2021	(7,809)	—
Total stockholders’ equity	$184,673	$549,478
Total liabilities, mezzanine equity and stockholders’ equity	$2,374,661	$2,168,232

Consolidated Statement of Cash Flows: Three months ended June 30, 2022

	Successor		Predecessor
	Three Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021
Cash flows from operating activities:
Net income (loss)	$256,580	$(209,586)	$242,214
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	62,602	32,362	21,617
Impairment of oil and natural gas properties	—	117,813	—
Net loss on derivative instruments	172,871	139,658	107,261
Net cash payments on settled derivative instruments	(308,420)	(6,689)	(3,486)
Non-cash reorganization items, net	—	—	(446,012)
Other, net	2,381	(397)	153
Changes in operating assets and liabilities, net	(56,510)	(34,796)	127,233
Net cash provided by operating activities	129,504	38,365	48,980
Cash flows from investing activities:
Additions to oil and natural gas properties	(101,516)	(40,424)	(45,435)
Proceeds from sale of oil and natural gas properties	580	225	—
Other, net	(51)	(77)	4,780
Net cash used in investing activities	(100,987)	(40,276)	(40,655)
Cash flows from financing activities:
Principal payments on pre-petition revolving credit facility	—	—	(316,759)
Principal payments on Credit Facility	(380,000)	—	—
Borrowings on Credit Facility	479,000	—	—
Borrowings on exit credit facility	—	113,249	302,751
Principal payments on exit credit facility	—	(131,000)	—
Principal payments on DIP credit facility	—	—	(157,500)
Debt issuance costs and loan commitment fees	(108)	(1,206)	(7,100)
Dividends on preferred stock	(1,381)	—	—
Repurchase of common stock under Repurchase Program	(125,020)	—	—
Proceeds from issuance of preferred stock	—	—	50,000
Other, net	(325)	(25)	(1)
Net cash used in financing activities	(27,834)	(18,982)	(128,609)
Net increase (decrease) in cash, cash equivalents and restricted cash	683	(20,893)	(120,284)
Cash, cash equivalents and restricted cash at beginning of period	5,898	59,417	179,701
Cash, cash equivalents and restricted cash at end of period	$6,581	$38,524	$59,417

Consolidated Statement of Cash Flows: Six months ended June 30, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor
	Six Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021
Cash flows from operating activities:
Net (loss) income	$(235,395)	$(209,586)	$250,994
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depletion, depreciation and amortization	124,886	32,362	62,764
Impairment of oil and natural gas properties	—	117,813	—
Impairment of other property and equipment	—	—	14,568
Loss from equity investments	—	—	342
Net loss on derivative instruments	961,422	139,658	137,239
Net cash payments on settled derivative instruments	(433,466)	(6,689)	(3,361)
Non-cash reorganization items, net	—	—	(446,012)
Other, net	5,071	(397)	1,727
Changes in operating assets and liabilities, net	(39,318)	(34,796)	153,894
Net cash provided by operating activities	383,200	38,365	172,155
Cash flows from investing activities:
Additions to oil and natural gas properties	(181,787)	(40,424)	(102,330)
Proceeds from sale of oil and natural gas properties	580	225	15
Other, net	(58)	(77)	4,484
Net cash used in investing activities	(181,265)	(40,276)	(97,831)
Cash flows from financing activities:
Principal payments on pre-petition revolving credit facility	—	—	(318,961)
Borrowings on pre-petition revolving credit facility	—	—	26,050
Principal payments on Credit Facility	(836,000)	—	—
Borrowings on Credit Facility	796,000	—	—
Borrowings on exit credit facility	—	113,249	302,751
Principal payments on exit credit facility	—	(131,000)	—
Principal payments on DIP credit facility	—	—	(157,500)
Debt issuance costs and loan commitment fees	(169)	(1,206)	(7,100)
Dividends on preferred stock	(2,828)	—	—
Proceeds from issuance of preferred stock	—	—	50,000
Repurchase of common stock under Repurchase Program	(155,212)	—	—
Other, net	(405)	(25)	(8)
Net cash used in financing activities	(198,614)	(18,982)	(104,768)
Net increase (decrease) in cash, cash equivalents and restricted cash	3,321	(20,893)	(30,444)
Cash, cash equivalents and restricted cash at beginning of period	3,260	59,417	89,861
Cash, cash equivalents and restricted cash at end of period	$6,581	$38,524	$59,417

Updated 2022E Guidance

Gulfport’s 2022 guidance assumes commodity strip prices as of July 27, 2022, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2022
	Low	High
Production
Average daily gas equivalent (MMcfepd)	975	1,000
% Gas	~90%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.15)	$(0.25)
NGL (% of WTI)	45%	55%
Oil (differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Operating costs
Lease operating expense ($/Mcfe)	$0.16	$0.18
Taxes other than income ($/Mcfe)	$0.15	$0.17
Transportation, gathering, processing and compression(1) ($/Mcfe)	$0.96	$1.00
Recurring cash general and administrative(2,3) (in millions)	$42	$44

(1)	Assumes rejection of Rover firm transportation agreement.
(2)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to certain legal and restructuring charges.

	Total
	(in millions)
Capital expenditures (incurred)
D&C	$375	$405
Leasehold and land	$35
Total	$410	$440

Free cash flow(3)	$375	$425

(3)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of August 2, 2022:

	2022(1)	2023	2024
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	210	165	55
Weighted Average Price ($/MMBtu)	$2.92	$3.64	$3.98

Fixed Price Collars
Volume (BBtupd)	417	285	60
Weighted Average Floor Price ($/MMBtu)	$2.56	$2.93	$3.50
Weighted Average Ceiling Price ($/MMBtu)	$3.05	$4.78	$7.49

Fixed Price Calls Sold
Volume (BBtupd)	153	408	202
Weighted Average Price ($/MMBtu)	$2.90	$2.90	$3.33

Rex Zone 3 Basis
Volume (BBtupd)	—	40	—
Differential ($/MMBtu)	$—	$(0.21)	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	2,500	3,000	—
Weighted Average Price ($/Bbl)	$66.12	$74.47	$—

Fixed Price Collars
Volume (Bblpd)	1,500	—	—
Weighted Average Floor Price ($/Bbl)	$55.00	$—	$—
Weighted Average Ceiling Price ($/Bbl)	$60.00	$—	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,750	3,000	—
Weighted Average Price ($/Bbl)	$36.59	$38.07	$—

(1)	July 1 - December 31, 2022

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to (loss) income before income taxes less reorganization items, non-cash derivative loss, impairments of oil and gas properties, property and equipment, contractual charges on midstream disputes, non-recurring general and administrative expenses, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net (loss) income, the most directly comparable GAAP financial measure, plus interest expense, depreciation, depletion and amortization and impairment of oil and gas properties, property and equipment, reorganization items, non-cash derivative loss, contractual charges on midstream disputes, non-recurring general and administrative expenses, loss from equity method investments and other items which include rig termination fees, stock-based compensation and other non-material expenses.

Free cash flow is a non-GAAP measure defined as Adjusted EBITDA plus certain non-cash items that are included in net cash provided by (used in) operating activities but excluded from Adjusted EBITDA less interest expense, capital expenses incurred and capital expenditures incurred. Gulfport includes a free cash flow estimate for 2022. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expense. Gulfport includes a recurring general and administrative expense estimate for 2022. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure.

Adjusted Net Income: Three months ended June 30, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor	Non-GAAP Combined
	Three Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021

Income (Loss) Before Income Taxes (GAAP)	$256,580	$(209,586)	$234,246	$24,660

Adjustments:
Reorganization items, net	—	—	(305,619)	(305,619)
Non-cash derivative (gain) loss	(135,549)	132,969	103,775	236,744
Impairments	—	117,813	—	117,813
Contractual charges on midstream disputes	—	—	10,843	10,843
Non-recurring general and administrative expense	264	4,045	2,438	6,483
Stock-based compensation expense	1,416	—	375	375
Other, net	4,282	(1,051)	1,959	908
Adjusted Net Income (Non-GAAP)	$126,993	$44,190	$48,017	$92,207
Dividends on preferred stock	$(1,380)	$(1,031)	$—	$(1,031)
Participating Securities - preferred stock(1)	$(19,487)	$(8,115)	$—	$(15,995)
Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$106,126	$35,044	$48,017	$75,181
Re-allocation of participating securities	$153	$—	$—	$—
Diluted net income attributable to common stockholders	$106,279	$35,044	$48,017	$75,181

Adjusted Net Income Per Common Share, Basic (Non-GAAP)(1)	$5.13	$1.72	$0.30	$3.70
Adjusted Net Income Per Common Share, Diluted (Non-GAAP)(2)	$5.09	$1.72	$0.30	$3.70

(1)	For the Non-GAAP combined period, the Company calculated the impact of participating securities using the Adjusted Net Income amount of the Non-GAAP combined period.
(2)	For the Non-GAAP combined period, the Company used the Successor’s diluted weighted average share count to calculate per share amounts.

Adjusted Net Income: Six months ended June 30, 2022

	Successor		Predecessor	Non-GAAP Combined
	Six Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021

(Loss) Income Before Income Taxes (GAAP)	$(235,395)	$(209,586)	$243,026	$33,440

Adjustments:
Reorganization items, net	—	—	(266,898)	(266,898)
Non-cash derivative loss	527,956	132,969	133,878	266,847
Impairments	—	117,813	—	117,813
Contractual charges on midstream disputes	—	—	30,351	30,351
Non-recurring general and administrative expense	759	4,045	8,923	12,968
Stock-based compensation expense	2,574	—	1,165	1,165
Loss from equity method investments	—	—	342	342
Other, net	(10,528)	(1,051)	2,044	993
Adjusted Net Income (Non-GAAP)	$285,366	$44,190	$152,831	$197,021
Dividends on preferred stock	$(2,828)	$(1,031)	$—	$(1,031)
Participating Securities - preferred stock(1)	$(43,340)	$(8,115)	$—	$(33,198)
Adjusted Net Income Attributable to Common Stockholders (Non-GAAP)	$239,198	$35,044	$152,831	$162,792
Re-allocation of participating securities	$281	$—	$—	$—
Diluted net income attributable to common stockholders	$239,479	$35,044	$152,831	$162,792

Adjusted Net Income Per Common Share, Basic (Non-GAAP)(1)	$11.41	$1.72	$0.95	$8.01
Adjusted Net Income Per Common Share, Diluted (Non-GAAP)(2)	$11.34	$1.72	$0.95	$8.01

(1)	For the Non-GAAP combined period, the Company calculated the impact of participating securities using the Adjusted Net Income amount of the Non-GAAP combined period.
(2)	For the Non-GAAP combined period, the Company used the Successor’s diluted weighted average share count to calculate per share amounts.

Adjusted EBITDA: Three months ended June 30, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor	Non-GAAP Combined
	Three Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021

Net income (loss) (GAAP)	$256,580	$(209,586)	$242,214	$32,628

Adjustments:
Interest expense	14,234	8,894	898	9,792
Income tax benefit	—	—	(7,968)	(7,968)
DD&A and impairment	63,294	150,401	22,041	172,442
Reorganization items, net	—	—	(305,619)	(305,619)
Non-cash derivative (gain) loss	(135,549)	132,969	103,775	236,744
Contractual charges on midstream disputes	—	—	10,843	10,843
Non-recurring general and administrative expenses	264	4,045	2,438	6,483
Stock-based compensation expense	1,416	—	375	375
Other, net	4,282	(1,051)	1,959	908
Adjusted EBITDA (Non-GAAP)	$204,521	$85,672	$70,956	$156,628

Adjusted EBITDA: Six months ended June 30, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor	Non-GAAP Combined
	Six Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021

Net (loss) income (GAAP)	$(235,395)	$(209,586)	$250,994	$41,408

Adjustments:
Interest expense	28,218	8,894	4,159	13,053
Income tax benefit	—	—	(7,968)	(7,968)
DD&A and impairment	126,270	150,401	78,561	228,962
Reorganization items, net	—	—	(266,898)	(266,898)
Non-cash derivative loss	527,956	132,969	133,878	266,847
Contractual charges on midstream disputes	—	—	30,351	30,351
Non-recurring general and administrative expenses	759	4,045	8,923	12,968
Stock-based compensation expense	2,574	—	1,165	1,165
Loss from equity method investments	—	—	342	342
Other, net	(10,528)	(1,051)	2,044	993
Adjusted EBITDA (Non-GAAP)	$439,854	$85,672	$235,551	$321,223

Free Cash Flow: Three months ended June 30, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor	Non-GAAP Combined
	Three Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from April 1, 2021 through May 17, 2021	Three Months Ended June 30, 2021

Net cash provided by operating activities (GAAP)	$129,504	$38,365	$48,980	$87,345
Adjustments:
Interest expense	14,234	8,894	898	9,792
Current income tax benefit	—	—	(7,968)	(7,968)
Cash reorganization items, net	—	—	140,395	140,395
Non-recurring general and administrative expenses	264	4,045	2,438	6,483
Contractual charges on midstream disputes	—	—	10,843	10,843
Other, net	4,009	(428)	2,603	2,175
Changes in operating assets and liabilities, net	56,510	34,796	(127,233)	(92,437)
Adjusted EBITDA (non-GAAP)	$204,521	$85,672	$70,956	$156,628
Interest expense	(14,234)	(8,894)	(898)	(9,792)
Capitalized expenses incurred(1)	(4,230)	(2,176)	(2,498)	(4,674)
Capital expenditures incurred(2)	(105,755)	(32,116)	(35,696)	(67,812)
Free cash flow (non-GAAP)	$80,302	$42,486	$31,864	$74,350

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Free Cash Flow: Six months ended June 30, 2022

	Successor		Predecessor	Non-GAAP Combined
	Six Months Ended June 30, 2022	Period from May 18, 2021 through June 30, 2021	Period from January 1, 2021 through May 17, 2021	Six Months Ended June 30, 2021

Net cash provided by operating activities (GAAP)	$383,200	$38,365	$172,155	$210,520
Adjustments:
Interest expense	28,218	8,894	4,159	13,053
Current income tax benefit	—	—	(7,968)	(7,968)
Cash reorganization items, net	—	—	179,114	179,114
Non-recurring general and administrative expenses	759	4,045	8,923	12,968
Contractual charges on midstream disputes	—	—	30,351	30,351
Other, net	(11,641)	(428)	2,711	2,283
Changes in operating assets and liabilities, net	39,318	34,796	(153,894)	(119,098)
Adjusted EBITDA (non-GAAP)	$439,854	$85,672	$235,551	$321,223
Interest expense	(28,218)	(8,894)	(4,159)	(13,053)
Capitalized expenses incurred(1)	(8,377)	(2,176)	(8,020)	(10,196)
Capital expenditures incurred(2)	(206,130)	(32,116)	(108,408)	(140,524)
Free cash flow (non-GAAP)	$197,129	$42,486	$114,964	$157,450

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Three months ended June 30, 2022

(In thousands)

(Unaudited)

	Successor						Predecessor			Non-GAAP Combined
	Three Months Ended June 30, 2022			Period from May 18, 2021 through June 30, 2021			Period from April 1, 2021 through May 17, 2021			Three Months Ended June 30, 2021
	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$6,855	$1,416	$8,271	$6,518	$—	$6,518	$6,039	$379	$6,418	$12,557	$379	$12,936
Capitalized general and administrative expense	4,230	729	4,959	2,177	—	2,177	2,200	298	2,498	$4,377	$298	$4,675
Non-recurring general and administrative expense(1)	(264)	—	(264)	(4,045)	—	(4,045)	(2,438)	—	(2,438)	$(6,483)	$—	$(6,483)
Recurring general and administrative before capitalization	$10,821	$2,145	$12,966	$4,650	$—	$4,650	$5,801	$677	$6,478	$10,451	$677	$11,128

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.

Recurring General and Administrative Expenses:

Six months ended June 30, 2022

	Successor						Predecessor			Non-GAAP Combined
	Six Months Ended June 30, 2022			Period from May 18, 2021 through June 30, 2021			Period from January 1, 2021 through May 17, 2021			Six Months Ended June 30, 2021
	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$12,802	$2,574	$15,376	$6,518	$—	$6,518	$18,002	$1,173	$19,175	$24,520	$1,173	$25,693
Capitalized general and administrative expense	8,377	1,326	9,703	2,177	—	2,177	7,097	922	8,019	$9,274	$922	$10,196
Non-recurring general and administrative expense(1)	(759)	—	(759)	(4,045)	—	(4,045)	(8,923)	—	(8,923)	$(12,968)	$—	$(12,968)
Recurring general and administrative before capitalization	$20,420	$3,900	$24,320	$4,650	$—	$4,650	$16,176	$2,095	$18,271	$20,826	$2,095	$22,921

(1)	Includes non-recurring general and administrative expenses related to certain legal and restructuring charges.